Investment in Available for Sale Securities	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Marketable Securities [Text Block]
Note 4.  Investment in Available for Sale Securities

We sold all auction rate corporate notes and all shares of Spectrum Pharmaceuticals, Inc. in the fourth quarter of 2010.  The sales resulted in $2.61 million in cash received and a $2.05 million realized loss on investments.

The following table summarizes current and non-current marketable securities, accounted for as "available for sale" securities at September 30, 2011 and December 31, 2010:

In thousands of dollars
	September 30, 2011				December 31, 2010
		Fair	Carrying	Unrealized (loss)/gain		Fair	Carrying	Unrealized loss
	Cost	Value	Value	accumulated	Cost	Value	Value	accumulated
Current marketable securities:
Spectrum Pharmaceuticals, Inc.	-	-	-	-	755	480	480	(275)
Total current	$-	$-	$-	$-	$755	$480	$480	$(275)
Non-current marketable securities:
Auction rate corporate notes	-	-	-	-	3,902	2,482	2,482	(1,420)
Total non-current	$-	$-	$-	$-	$3,902	$2,482	$2,482	$(1,420)

The Spectrum Pharmaceuticals shares listed above at September 30, 2010 were acquired from Spectrum on August 4, 2009 when we entered into an amended agreement with Spectrum in which we transferred them the rights to RenalanTM in addition to RenaZorbTM.  A component of this agreement was the payment to us of an additional 113,809 shares of Spectrum common stock.  On December 10, 2010, Altair sold 113,809 shares of Spectrum stock at $5.752 per share for a gross amount of $655,000.  After charges and fees, net proceeds were $649,000.  Altair realized a loss on sale of investment of $95,000.

3.      INVESTMENT IN AVAILABLE FOR SALE SECURITIES

The auction rate corporate notes are long-term instruments with expiration dates through 2017.  Through the third quarter of 2007, the interest was settled and the rate reset every 7 to 28 days and historically these investments were classified as short-term investments.  However, in the fourth quarter of 2007 due to the reduction of liquidity in the auction rate market, sell orders exceeded bid orders in that market, and the interest relating to these investments was reset to a contractual rate of London Interbank Offering Rate plus 50 basis points, which is not a market rate.  Based on this change in the liquidity, these investments were evaluated to determine if there was impairment during 2009 and 2010.  Our evaluation included consultation with our investment advisors, assessment of the strength of the financial institution paying the interest on these investments, ratings of the underlying collateral, and a probability-weighted discounted cash flow analysis.  We continued this analysis for the first three quarters of 2010 and then sold all auction rate corporate notes in the fourth quarter of 2010.  The sale resulted in $1.95 million in cash received and a $1.95 million realized loss on investments.

As of December 31, 2009, investment in available for sale securities (short-term) consisted of 113,809 shares of Spectrum Pharmaceuticals, Inc. (“Spectrum”) common stock.  The shares were received as partial compensation for the assignment of all rights and title to RenaZorbTM and RenalanTM.  Upon receipt, the shares were recorded at their market value as measured by their closing price on the NASDAQ Capital Market, resulting in a recorded basis of $750,000.  At December 31, 2009, their fair value was $505,000 representing an unrealized holding loss of $245,000.  On December 10, 2010, the 113,809 shares of Spectrum stock were sold at $5.752 per share for a gross amount of $655,000.  After charges and fees, net proceeds were $649,000.  Altair realized a loss on sale of investment of $95,000.